Legg Mason Maryland Tax-Free Income Trust

                Supplement to the Prospectus dated August 1, 2006


       On June 8, 2007, Legg Mason Investment Counsel, LLC ("LMIC") replaced Legg Mason Investment Counsel & Trust Company, N.A. ("LM Trust") as Investment Sub-Adviser of the Legg Mason Maryland Tax-Free Income Trust (the "Fund"). LMIC is a wholly owned subsidiary of LM Trust, which is a wholly owned subsidiary of Legg Mason, Inc. and the advisory personnel who managed the Fund as employees of LM Trust will continue to do so as employees of LMIC. The compensation arrangement between Legg Mason Fund Adviser, Inc. ("LMFA"), the Fund's Investment Manager, and LMIC is identical to the previous arrangement between LMFA and LM Trust. The Board of Directors of the Fund approved the replacement of LM Trust by LMIC at a meeting held on May 24, 2007.





                     This supplement is dated June 21, 2007.

  You should retain this supplement with your Prospectus for future reference.




























LMF-038
SKU #539930